Exhibit 10.1

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BACK SALARY PARTIAL SETTLEMENT AGREEMENT
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TO:          Environmental Infrastructure Holdings Corp.
 Four Tower Bridge
 200 Barr Harbor Drive, Ste. 400
 West Conshohocken, PA 19428

1. Pursuant to the duly executed Employment Agreement, Mr. Michael D. Parrish, Chief Executive Officer of Environmental Infrastructure Holdings Corp. (“EIHC”) is entitled to an annual salary of One Hundred Seventy-Five Thousand ($175,000.00) Dollars plus increases and bonuses. As of September 30, 2011 Mr. Parrish is owed Six Hundred Thirteen Thousand Eight Hundred Fifty-Nine Dollars ($613,859.00) in unpaid salary and bonuses (the “Accrued Compensation”).

2. In an effort to reduce cash outlays of EIHC, Mr. Parrish has agreed to accept shares of EIHC Series A Preferred Stock (the “Shares”) for partial payment of the Accrued Compensation.

3. EIHC hereby agrees to issue Two Million Eight Hundred Sixty-Two Thousand Five Hundred Ninety-Five (2,862,595) Shares to Mr. Parrish as payment for Seventy-Five Thousand Dollars ($75,000.00) of the Accrued Compensation at a price of ($0.0262) per share at the close of business on date hereof.

4. The balance of the Accrued Compensation after this issuance shall be Five Hundred Thirty-Eight Thousand Eight Hundred Fifty-Nine Dollars ($538,859.00).

5. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.

By:           ____________________________                                        By:           ____________________________
Name:      Kurt M. Given                                                                                Name:      Michael D. Parrish

Title:        Treasurer                                                                                        Title:         Chief Executive Officer /President

Date:

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BACK SALARY PARTIAL SETTLEMENT AGREEMENT
-----------------------------------------------

TO:           Environmental Infrastructure Holdings Corp.
  Four Tower Bridge
  200 Barr Harbor Drive, Ste. 400
  West Conshohocken, PA 19428

1. Pursuant to the duly executed Employment Agreement, Mr. Kurt M. Given, Chief Executive Officer of Equisol, LLC a wholly owned subsidiary of Environmental Infrastructure Holdings Corp. (“EIHC”) is entitled to an annual salary of One Hundred Thousand ($100,000.00) Dollars. As of September 30, 2011 Mr. Given is owed Seventy-Five Thousand Dollars ($75,000.00) in unpaid salary (the “Accrued Compensation”).

2. In an effort to reduce cash outlays of EIHC, Mr. Given has agreed to accept shares of EIHC Series A Preferred Stock (the “Shares”) for partial payment of the Accrued Compensation.

3. EIHC hereby agrees to issue One Million One Hundred Forty-Five Thousand Thirty-Eight (1,145,038) Shares to Mr. Given as payment for Thirty Thousand Dollars ($30,000.00) of the Accrued Compensation at a price of ($0.0262) per share at the close of business on the date hereof.

4. The balance of the Accrued Compensation after this issuance shall be Forty-Five Thousand Dollars ($45,000.00).

5. This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

6. This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date below.

By:           ____________________________                                        By:           ____________________________
Name:      Kurt M. Given                                                                                Name:      Michael D. Parrish

Title:        Treasurer                                                                                        Title:         Chief Executive Officer /President

Date: